UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 20, 2016

GCP APPLIED TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-37533	47-3936076
(Commission File Number)	(IRS Employer Identification No.)

c/o 7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GCP APPLIED TECHNOLOGIES INC.
FORM 8-K
CURRENT REPORT
Item 2.02. Results of Operations and Financial Condition.
On January 20, 2016, a press release was issued by W. R. Grace & Co. (“Grace”), the indirect parent of GCP Applied Technologies Inc. (“GCP”), providing preliminary comments on the 2015 financial results of GCP and the 2015 financial results of Grace. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release attached hereto as Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward Looking Statements
This announcement contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, GCP claims the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Like other businesses, GCP is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: market conditions for debt securities; risks related to: the cyclical and seasonal nature of the industries GCP serves; the effectiveness of GCP’s research and development and new product introductions; the cost and availability of raw materials and energy; foreign operations, especially in emerging regions; changes in currency exchange rates; developments affecting GCP’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting GCP’s funded and unfunded pension obligations; acquisitions and divestitures of assets and gains and losses from dispositions; warranty and product liability claims; hazardous materials and costs of environmental compliance; the separation, such as: uncertainties that may delay or negatively impact the separation and distribution or cause the separation and distribution to not occur at all, GCP’s lack of history as a public company and the costs of the separation, GCP’s ability to realize the anticipated benefits of the separation and distribution, and the value of GCP common stock following the separation. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on GCP’s forward-looking statements, which speak only as of the date thereof. GCP undertakes no obligation to release any revision to the forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of W. R. Grace & Co. dated January 20, 2016.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

	By	/s/ Hudson La Force III
Hudson La Force III
Vice President &
Chief Financial Officer

Dated: January 20, 2016

EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release of W. R. Grace & Co. dated January 20, 2016.

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